Table of Contents
      USAA Family of Funds                                            1
      Message from the President                                      2
      Investment Review:
         USAA Virginia Bond Fund                                      4
         USAA Virginia Money Market Fund                             10
      Financial Information:
         Independent Auditors' Report                                13
         Statements of Assets and Liabilities                        14
         Portfolios of Investments in Securities:
            USAA Virginia Bond Fund                                  16
            USAA Virginia Money Market Fund                          21
         Notes to Portfolios of Investments in Securities            24
         Statements of Operations                                    25
         Statements of Changes in Net Assets                         26
         Notes to Financial Statements                               27



Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Virginia Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.




                         USAA Family of Funds Summary

        Fund                                              Minimum
      Type/Name                   Volatility            Investment*
-------------------------------------------------------------------
CAPITAL APPRECIATION
===================================================================
 Aggressive Growth                Very high                $3,000
 Emerging Markets(1)              Very high                $3,000
 USAA First Start Growth          Moderate to high         $3,000
 Gold(1)                          Very high                $3,000
 Growth                           Moderate to high         $3,000
 Growth & Income                  Moderate                 $3,000
 International(1)                 Moderate to high         $3,000
 S&P 500 Index(2)                 Moderate                 $3,000
 Science & Technology(5)          Very high                $3,000
 World Growth(1)                  Moderate to high         $3,000

ASSET ALLOCATION
====================================================================
 Balanced Strategy(1)             Moderate                 $3,000
 Cornerstone Strategy(1)          Moderate                 $3,000
 Growth and Tax
  Strategy(3)                     Moderate                 $3,000
 Growth Strategy(1)               Moderate to high         $3,000
 Income Strategy                  Low to moderate          $3,000

INCOME -TAXABLE
====================================================================
 GNMA                             Low to moderate          $3,000
 Income                           Moderate                 $3,000
 Income Stock                     Moderate                 $3,000
 Short-Term Bond                  Low                      $3,000

INCOME - TAX EXEMPT
====================================================================
 Long-Term(3)                     Moderate                 $3,000
 Intermediate-Term(3)             Low to moderate          $3,000
 Short-Term(3)                    Low                      $3,000
 State Bond Income(3)**           Moderate                 $3,000

MONEY MARKET
====================================================================
 Money Market(4)                  Very low                 $3,000
 Tax Exempt
  Money Market(3),(4)             Very low                 $3,000
 Treasury Money
  Market Trust(4)                 Very low                 $3,000
 State Money Market(3),(4)**      Very low                 $3,000




(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.
(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(5) This Fund may be more volatile than a fund that diversifies across many industries.
* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.
** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.




Message from the President


   In the last few years I have  turned my  attention more and more to the
   subject  of  tax-efficient  investing.   Though a  few fund  companies
   are beginning to write about this subject, it remains off the beaten track of mutual fund investing. But I believe it is of great importance.


[PHOTOGRAPH OF PRESIDENT: MICHAEL J.C. ROTH, CFA APPEARS HERE]


Just recently a close friend whom I have advised for years asked me, "Will my tax bracket be lower when I retire?" I told him, "No. I will not permit that." I believe that much financial planning makes an invalid assumption that a retiree's tax bracket will fall substantially when retirement comes. But it is quite possible for a person whose income is in a high tax bracket to build an estate that will sustain that bracket upon retirement. If that occurs, tax-efficient investing can be very important.

For a mutual fund investor that means maximizing potential tax-exempt income and long-term capital gains. Unfortunately all of the distributions from IRAs, 401(k)s, and variable annuities will be taxed as ordinary income. But a non-sheltered portfolio of index funds or efficiently run equity portfolios can be harvested principally as long-term capital gains at a 20% tax rate. And an accompanying investment in tax-exempt funds may provide the fixed-income buffer to stock market risk along with the potential for significant tax-exempt returns. Such a non-sheltered portfolio may be a valuable addition to an individual's investment plan and may provide valuable assistance while you live through your retirement.

Much of the attention of financial planners is concentrated on preparing for retirement. You must not overlook the fact that you have a good possibility of enjoying decades of reward for your good planning after you retire.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.



Investment Review

USAA VIRGINIA BOND FUND

OBJECTIVE: Provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes.

TYPES OF INVESTMENTS: Invests primarily in long-term investment grade Virginia tax-exempt securities.


-------------------------------------------------------------------------------
                                             3/31/97               3/31/98
===============================================================================
  Net Assets                            $292.9 Million          $346.2 Million
  Net Asset Value Per Share                 $10.92                  $11.49
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 30-DAY SEC YIELD* AS OF 3/31/98
===============================================================================
   1 Year       5 Years     Since Inception on 10/15/90      30-Day SEC Yield
   11.13%        6.73%                  8.24%                     4.69%
-------------------------------------------------------------------------------
* Calculated as prescribed by the Securities and Exchange Commission.


Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



-----------------------------------
CUMULATIVE PERFORMANCE COMPARISON
-----------------------------------

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 Investment for the USAA Virginia Bond Fund, Lehman Brothers Municipal Bond Index and the Lipper Virginia Municipal Debt Funds Average. The data points from the graph are as follows:

USAA Virginia Bond Fund
  Year             Amount
---------         -------
10/15/90          $10,000
10/31/90          $10,135
04/30/91          $10,744
10/31/91          $11,342
04/30/92          $11,724
10/31/92          $12,098
04/30/93          $13,218
10/31/93          $14,048
04/30/94          $13,498
10/31/94          $13,252
04/30/95          $14,338
10/31/95          $15,208
04/30/96          $15,375
10/31/96          $16,161
04/30/97          $16,474
10/31/97          $17,520
03/31/98          $18,121

Lehman Brothers Municipal Bond Index

  Year             Amount
--------          --------
10/15/90          $10,000
10/31/90          $10,143
04/30/91          $10,768
10/31/91          $11,376
04/30/92          $11,792
10/31/92          $12,333
04/30/93          $13,285
10/31/93          $14,068
04/30/94          $13,572
10/31/94          $13,455
04/30/95          $14,475
10/31/95          $15,453
04/30/96          $15,625
10/31/96          $16,334
04/30/97          $16,663
10/31/97          $17,724
03/31/98          $18,297



Lipper Virginia Municipal Debt Funds Average

  Year             Amount
--------          -------
10/15/90          $10,000
10/31/90          $10,086
04/30/91          $10,696
10/31/91          $11,259
04/30/92          $11,625
10/31/92          $12,027
04/30/93          $13,099
10/31/93          $13,887
04/30/94          $13,149
10/31/94          $12,910
04/30/95          $13,938
10/31/95          $14,793
04/30/96          $14,890
10/31/96          $15,561
04/30/97          $15,824
10/31/97          $16,820
03/31/98          $17,364


Data since inception on 10/15/90 through 3/31/98


The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper Virginia Municipal Debt Funds Average is the average performance level of all Virginia Municipal Debt Funds, as computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.



Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER:  ROBERT R. PARISEAU, CFA IS HERE]

THE ECONOMY
The U.S. economy continues its 8th year of expansion with remarkably few signs of inflation. The yield on the 30-year U.S. Treasury Bond (the "Long Bond") fell to a decade low of 5.69% on January 12, 1998. Nevertheless, bond investors now seem less confident that the weakness in Asia, higher productivity, El Nino, a relatively tight monetary policy and other factors will suppress inflationary pressures. Concerns over the robust U.S. economy have been a recurrent theme for many months now. Currently, investors seem to lack a consensus regarding the direction of the next interest rate adjustment by the Federal Open Market Committee (FOMC, or "the Fed"). Personally, I'm more confident that economic conditions are more akin to the stable prices and real growth experienced in the 1950s than the high inflation of the 1970s.

YOUR DIVIDEND YIELD
As interest rates have fallen, our sales force has received inquiries from investors asking whether high coupon(1) bonds will be called away from various USAA tax-exempt funds. These investors are obviously concerned that their fund's yield will drop dramatically. The majority of municipal bonds permit issuers to "call", or redeem, a bond many years before the stated maturity. Typically, municipal bonds may not be called until after ten years from the date of issue. An issuer would call, or refinance, a bond for the same primary reason that a homeowner would refinance a mortgage -- when interest rates drop sufficiently to more than offset the cost of refinancing.

Let me assure you that I am very conscious of call features. I continually evaluate the relative market value of various bond coupons and their respective call dates. For high coupon bonds, I typically hold them as long as possible. If I sold a higher coupon bond at a large premium (i.e. market value exceeds face value), the Fund would lose the tax-exempt income stream prematurely. In addition, the transaction may trigger a federal capital gain tax for our investors. I consciously manage the Fund to minimize capital gain distributions. When high coupon bonds are eventually called, typically the impact on the Fund's distribution yield is quite muted, maybe a few basis points (a basis point is
 .01%) for even a very large position of the Fund's highest yielding bond.

PORTFOLIO STRATEGY
I focus primarily on generating maximum tax-exempt income that potentially should produce the best after-tax total return over a 3-5 year investment horizon. I do not buy exotic derivatives, nor do I hedge the portfolio with futures contracts. I have no intention of purchasing municipal bonds that are subject to the federal alternative minimum tax (AMT) for individuals. In fact, since inception, the Virginia Bond Fund has never distributed income that was subject to the AMT. Of course, I would certainly advise our shareholders if there were a change in the Federal Tax Code that compels me to reconsider my position on the AMT. I remain cautious about investing in municipal lease obligations.


(1) A bond's coupon is the fixed amount of interest that is paid annually stated as a percentage of face value, normally $1000. For example, a 6.5% coupon pays $65 (6.5% times $1000= $65) normally in two semiannual payments of $32.50 for the life of the bond.

In the graphic below, notice that income typically is the largest component of total return.


                      Average Annual Compounded Returns with
           Reinvestment of Dividends - Periods Ending March 31, 1998

-------------------------------------------------------------------------
                       TOTAL               DIVIDEND               PRICE
                      RETURN     EQUALS     RETURN     PLUS      CHANGE
-------------------------------------------------------------------------
    Since 10/15/90     8.24%        =        6.12%       +        2.12%
-------------------------------------------------------------------------
        5 Years        6.73%        =        5.88%       +         .85%
-------------------------------------------------------------------------
        1 Year        11.13%        =        5.91%       +        5.22%
-------------------------------------------------------------------------



A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA Virginia Bond Fund for the 7-year period ended March 31, 1998.

Total Return for years                        **Compounded Dividend
        ended                                 Yield for years ended:
----------------------                        ----------------------
03/31/92        9.61%                          03/31/92        6.79%
03/31/93       12.61%                          03/31/93        6.46%
03/31/94        2.69%                          03/31/94        5.38%
03/31/95        6.61%                          03/31/95        6.14%
03/31/96        7.57%                          03/31/96        5.99%
03/31/97        5.82%                          03/31/97        5.91%
03/31/98       11.13%                          03/31/98        5.91%




Change in Share Price
----------------------
03/31/92        2.82%
03/31/93        6.15%
03/31/94       -2.69%
03/31/95        0.47%
03/31/96        1.58%
03/31/97       -0.09%
03/31/98        5.22%


*Compounded Dividend yield calculation includes only income distributions.


Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

THE MUNICIPAL MARKET
Interest rates have fallen almost the entire fiscal year. The yield on the 30-year U.S. Treasury Bond (the "Long Bond") began the fiscal year at 7.10% and ended the period at 5.93%. The tone of the municipal bond market is similar to what I described last September in the Semiannual Report. In general, the municipal market does not reward an investor for buying bonds much beyond 20 years in maturity, although on occasion I have found some interesting values. And similar to last fall, I have been buying fewer BBB and A-rated bonds compared to the past, because of their low yields relative to higher rated bonds.

YOUR FUND'S PERFORMANCE: MORNINGSTAR 5 STARS

Your Fund's net asset value per share increased by $.57, or 5.2%, since March 31, 1997. I'm very pleased to say that your Fund's performance earned 5-star ratings from Morningstar for the overall, 3-, and 5-year periods ended March 31, 1998, overall and among 1,525 and 782 funds, respectively, in the municipal bond fund category.(2) The Fund's performance compared very favorably to its peer group.

While past performance is no guarantee of future results, the Fund's dividend distribution yield(3) for the past 12 months was 5.40%, as compared to the Lipper's Virginia Municipal Debt Funds average of 4.62% for the 34 funds in the category.(4) For the same period and category, the Fund's total return(5) was 11.13% as compared to the Lipper average of 10.69%.



12 MONTH DIVIDEND YIELD
-----------------------

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA Virginia Bond Fund to the Lipper Virginia Municipal Debt Funds Average from 3/31/92 to 3/31/98.


               USAA Virginia              Lipper Virginia Municipal
              Bond  Fund Yield            Debt Funds Average Yield*
              ----------------            ------------------------
03/31/92          6.37%                             6.17%
03/31/93          5.74%                             5.58%
03/31/94          5.73%                             5.40%
03/31/95          5.80%                             5.17%
03/31/96          5.77%                             4.97%
03/31/97          5.80%                             4.91%
03/31/98          5.4%                              4.62%

The graph represents data from 3/31/92 to 3/31/98.

* Refer to page 4 for the Lipper Average definition.

Past performance is no guarantee of future results.
(2) Morningstar proprietary ratings reflect historical risk-adjusted performance through March 31, 1998. The ratings are subject to change monthly. Morningstar ratings are calculated from the Fund's 3-, 5-, and 10-year average annual total returns, as applicable, in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. There is a 3-year minimum performance requirement before a fund is rated. Overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings, as applicable. The top ten percent of the funds in a rating category receive five stars, and the next 22.5% receive four stars.
(3) 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions.
(4)  Refer to page 4 for the Lipper Average definition.
(5) Total return equals income return plus share price change and assumes reinvestment of dividends and capital gains distributions.

THE STATE OF VIRGINIA
Virginia, with a diverse economic base, has enjoyed sound economic performance over the last year. Unemployment was a low 3.2% compared to the national average of 4.6% as of February, 1998. During 1997, employment growth in Virginia exceeded the national rate. The state's above average per capita income provides the framework for the high credit quality of Virginia bonds.

The political landscape has changed with the General Assembly now under divided party control for the first time this century. Republicans lead the Senate and Democrats control the House, both by narrow margins. Governor Gilmore is pushing towards the reduction of the vehicle property tax, his central campaign issue. Although an important funding source for local governments, the State may provide offsetting revenues. We will closely monitor the implementation, but given past history, we expect the State to act prudently.

Various localities are discussing the merits of including income taxes as a local revenue source. Such a change would allow cities and counties to benefit from Virginia's robust growth in personal income. A reliance on property taxes tends to limit revenue growth since assessed values do not rise quickly during strong economic expansions. We will closely monitor these and other issues that might impact your Fund's holdings.

The table below compares the yield of the USAA Virginia Bond Fund with a taxable equivalent investment.

               To match  the USAA  Virginia  Bond  Fund's  closing
                         30-Day SEC yield of 4.69% and:
-----------------------------------------------------------------------------
  Assuming a Virginia State Tax Rate of 5.75%
    and a Marginal Federal Tax Rate of:          28%     31%     36%    39.6%
-----------------------------------------------------------------------------
A fully taxable investment must pay:           6.91%   7.21%   7.78%    8.24%
-----------------------------------------------------------------------------
This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.



                       ----------------------
                       PORTFOLIO RATINGS/MIX
                       ----------------------

A pie chart is shown here depicting the Portfolio Mix as of March 31, 1998 of the USAA Virginia Bond Fund to be:
Cash Equivalent - 1%, BBB - 18%, A - 18%, AA - 39%, AAA - 24%


This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to category AAA account for 2.4% of the Fund's investments.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

See page 16 for a complete listing of the Portfolio of Investments in Securities.



Investment Review

USAA VIRGINIA MONEY MARKET FUND

OBJECTIVE: Provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes, while preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality Virginia tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will maintain a stable net asset value of $1.00 per share.

-------------------------------------------------------------------------------
                                            3/31/97                  3/31/98
===============================================================================
  Net Assets                            $113.3 Million          $122.5 Million
  Net Asset Value Per Share                 $1.00                    $1.00
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 7-DAY SIMPLE YIELD AS OF 3/31/98
===============================================================================
    1 Year     5 Years      Since Inception on 10/15/90      7-Day Simple Yield
     3.34%       2.99%                3.21%                         3.35%
-------------------------------------------------------------------------------
Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.



7-DAY YIELD COMPARISON
------------------------

A chart in the form of a line graph appears here illustrating the comparison of the 7 day Yield of the USAA Virginia Money Market Fund and the IBC Financial Data, Inc. State Specific SB (Stock Broker) and GP (General Purpose) (Tax-
Free):  Money Funds.

                       USAA Virginia
                      Money Market Fund         IBC Financial Data, Inc.
                      -----------------         ------------------------

03/25/97                   2.96%                         2.7%
04/29/97                   3.71%                        3.48%
05/27/97                   3.5%                         3.24%
06/24/97                   3.56%                        3.27%
07/29/97                   3.25%                        3.02%
08/26/97                   3.09%                        2.79%
09/30/97                   3.51%                        3.25%
10/28/97                   3.3%                         3.03%
11/25/97                   3.5%                          3.2%
12/30/97                   3.58%                        3.27%
01/27/98                   3.12%                        2.82%
02/24/98                   3.09%                        2.66%
03/30/98                   3.33%*                       2.93%*


Data represent the last Monday of each month.
*Ending date 3/30/98

The graph tracks the Fund's 7-day simple yield against IBC Financial Data, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free): Money Funds, an average of money market fund yields.





                         Message from the Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER:  JOHN C. BONNELL, CFA IS HERE]

THE MARKET
How long can the economy continue to expand? How long can inflation stay low despite rising wages and falling unemployment? To what extent will Asian economic problems affect our economy? Who knows!

It certainly would be nice to have the foresight to answer the above questions, but even with the correct answers, one would not know whether to lock in one year rates or invest in shorter term securities. As mentioned in the last semiannual report, the short-term municipal market is primarily driven by supply and demand relationships.

The Federal Reserve increased the federal funds rate (the rate banks charge one another for overnight loans) .25% in March 1997. The Fed has been on hold since then. For the last twelve months, one year treasury bill yields generally declined within a range of 6.07% to 5.08%, and ended March 1998 at 5.39%. During the same period, yields on municipal notes as measured by the Bond Buyer's One-Year Note Index,(1) ranged from 3.97% to 3.51%, and ended March 1998 at 3.64%. Supply and demand factors caused a spike up in yield at the end of the calendar year. Yields were low during the first three months of 1998 as the market experienced large cash inflows (which increased demand) during a period of little new supply. How long will this continue? Again, no one really knows. However certain seasonal factors and corporate buying habits are more predictable and should produce buying opportunities to lock in higher yields.

STRATEGY
Your Fund strives to meet its objective in any prevailing market environment. Rather than trying to predict future interest rates, we focus on buying the best relative value in the market at any given time. This reflects our longstanding commitment to credit research, and a judgment as to whether the Fund would be sufficiently compensated with additional yield to invest in longer term securities. Because of the lack of supply during the first three months of 1998(and low yields on what was available), your Fund's average maturity is relatively short. This will provide the liquidity necessary to take advantage of higher yields during the coming months as opportunities arise.

PERFORMANCE
While past performance is no guarantee of future results, for the 12 months ending March 31, 1998, your Fund ranked 11 out of 156 State Specific Tax-Exempt Money Market Funds according to IBC Financial Data, Inc. with a compounded dividend yield of 3.34%. The average for the category over the same period was 3.04%.

(1) Bond Buyer Index is the industry standard for yields of investment-grade municipal bonds.

VIRGINIA
Virginia's economy performed well in 1997. Employment growth of 2.73% exceeded the national rate of 2.20% in 1997, and unemployment in February 1998, was a low 3.2% compared to 4.6% nationally. The state continues to demonstrate very conservative fiscal management, and this is reflected in the highest debt ratings of "AAA" from all three major credit rating agencies. Fiscal 1998 is expected to follow past trends and end with a sound general fund (the state's primary operating fund) surplus.

The state is currently working on a plan to phase in a reduction of the vehicle tax over a number of years. Because this is an important local government funding source, the state is trying to offset any lost revenue at the local level with state funds. We will continue to monitor how the tax reduction plan is implemented and to what degree it pressures state and/or local government finances. As always, we continue to analyze each issue on a case by case basis and remain very selective when investing fund assets.



-----------------------------------
CUMULATIVE PERFORMANCE COMPARISON
-----------------------------------

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 investment of the USAA Virginia Money Market Fund. The data is from 10/15/90 to 3/31/98. The data points from the graph are as follows:

USAA Virginia Money Market Fund

  Year             Amount
--------          -------
10/15/90          $10,000
10/31/90          $10,021
04/30/91          $10,278
10/31/91          $10,500
04/30/92          $10,687
10/31/92          $10,833
04/30/93          $10,960
10/31/93          $11,079
04/30/94          $11,193
10/31/94          $11,339
04/30/95          $11,532
10/31/95          $11,736
04/30/96          $11,925
10/31/96          $12,112
04/30/97          $12,300
10/31/97          $12,508
03/31/98          $12,676

Data since inception on 10/15/90 through 3/31/98


Past performance is no guarantee of future results and the value of your investment will vary according to the fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax. For the 7-day yield information, please refer to the Fund's Investment Review page.

An investment in this Fund is neither insured nor guaranteed by the U.S. Government and there is no assurance that the Fund will maintain a stable net asset value of $1 per share.

See page 21 for a complete listing of the Portfolio of Investments in Securities.



                         Independent Auditors' Report

The Shareholders and Board of Directors

USAA TAX EXEMPT FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments in securities, of the USAA Virginia Bond and USAA Virginia Money Market Funds, portfolios of the USAA Tax Exempt Fund, Inc. as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights presented in note 7 to the financial statements for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Virginia Bond and USAA Virginia Money Market Funds, portfolios of the USAA Tax Exempt Fund, Inc. as of March 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                               KPMG Peat Marwick LLP


San Antonio, Texas
May 8, 1998




STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)
March 31, 1998


                                                                                     USAA
                                                                      USAA         Virginia
                                                                    Virginia      Money Market
                                                                    Bond Fund         Fund
                                                                    --------------------------
ASSETS
   Investments in securities, at market value
      (identified cost of $323,372 and $121,461, respectively)       $343,654     $ 121,461
   Cash                                                                   119           602
   Receivables:
      Capital shares sold                                                  32            17
      Interest                                                          5,296           717
                                                                     --------     ---------
         Total assets                                                 349,101       122,797
                                                                     --------     ---------

LIABILITIES
   Securities purchased                                                 2,266            -
   Capital shares redeemed                                                 16           216
   USAA Investment Management Company                                      97            20
   USAA Transfer Agency Company                                            16             8
   Accounts payable and accrued expenses                                   43            27
   Dividends on capital shares                                            417            17
                                                                     --------     ---------
         Total liabilities                                              2,855           288
                                                                     --------     ---------
            Net assets applicable to capital shares outstanding      $346,246     $ 122,509
                                                                     ========     =========


REPRESENTED BY:
   Paid-in capital                                                   $326,249     $ 122,509
   Accumulated net realized loss on investments                          (285)           -
   Net unrealized appreciation of investments                          20,282            -
                                                                     --------     ---------
            Net assets applicable to capital shares outstanding      $346,246     $ 122,509
                                                                     ========     =========
   Capital shares outstanding                                          30,142       122,509
                                                                     ========     =========
   Authorized shares of $.01 par value                                 45,000       175,000
                                                                     ========     =========
   Net asset value, redemption price, and offering price per share   $  11.49     $    1.00
                                                                     ========     =========



See accompanying notes to financial statements.




CATEGORIES & DEFINITIONS
PORTFOLIOS OF INVESTMENTS IN SECURITIES

March 31, 1998



Fixed-Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer. If the securities are enhanced by a bond insurer, scheduled principal and interest payments are insured by:

         (1) Municipal Bond Insurance Association.
         (2) Asset Guaranty Reinsurance Co.
         (3) Financial Guaranty Insurance Co.
         (4) Financial Security Assurance, Inc.

The insurance does not guarantee the market value of the municipal bonds.

PORTFOLIO DESCRIPTION ABBREVIATIONS
         CRE     Credit Enhanced
         GO      General Obligation
         IDA     Industrial Development Authority/Agency
         MFH     Multi-Family Housing
         PCRB    Pollution Control Revenue Bond
         RB      Revenue Bond



USAA VIRGINIA BOND FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES
(IN THOUSANDS)
March 31, 1998


  Principal                                    Coupon        Final      Market
   Amount           Security                    Rate        Maturity     Value
--------------------------------------------------------------------------------
               FIXED RATE INSTRUMENTS (98.3%)
            Virginia (84.0%)
  $ 7,500   Augusta County IDA Hospital RB,
             Series 1991a                        7.00%      9/01/21   $   8,296
            Chesterfield County Health Center
             Commission Mortgage RB,
    1,500    Series 1996                         5.95      12/01/26       1,597
   12,195    Series 1996                         6.00       6/01/39      12,975
            College Building Auth. Educational
             Facilities RB,
    3,525    Series 1992                         6.40       1/01/12       3,819
    2,885    Series 1992                         6.63       5/01/13       3,134
    2,505    Series 1992                         6.60       9/01/16       2,703
    3,350    Series 1994                         5.80       1/01/24       3,516
    3,000   Commonwealth Univ. RB, Series 1995   5.75       5/01/15       3,151
    4,500   Covington IDA RB, Series 1994        6.65       9/01/18       5,027
    2,250   Emporia GO, Series 1995              5.75       7/15/15       2,377
    5,200   Fairfax County Economic Development
             Auth. RB, Series 1991B              7.50       6/01/01       5,370
            Fairfax County IDA RB,
   10,750    Series 1993                         5.00       8/15/23      10,704
   15,180    Series 1996                         6.00       8/15/26      16,294
    2,000   Fairfax County Redevelopment and
             Housing Auth. MFH RB, Series 1996A  6.00      12/15/28       2,101
    1,500   Fairfax County Redevelopment and
             Housing Auth. RB, Series 1989A
             (CRE)a                              7.50      11/01/19       1,612
   12,000   Fairfax County Sewer RB,
             Series 1996 (CRE)1                  5.88       7/15/28      12,836
    8,750   Galax IDA Hospital RB,
             Series 1995 (CRE)2                  5.75       9/01/20       9,098
    1,000   Halifax County IDA Hospital RB,
             Series 1998                         5.25       9/01/17         985
            Hampton Redevelopment and
             Housing Auth. RB,
    1,885    Series 1996A                        5.88       7/20/16       1,964
    1,255    Series 1996A                        6.00       1/20/26       1,307
    1,000   Hanover County IDA Hospital RB
             (CRE)1                              5.50       8/15/25       1,026
            Henrico County IDA Residential and
             Healthcare Facility RB,
    1,025    Series 1997                         6.10       7/01/20       1,040
    2,070    Series 1997                         6.15       7/01/26       2,098
    2,500   Henry County IDA Hospital RB,
             Series 1997                         6.00       1/01/27       2,648
            Housing Development Auth.
             Commonwealth Mortgage RB,
    5,440    Series 1992A                        7.10       1/01/22       5,711
   10,000    Series 1992A                        7.10       1/01/25      10,498
    1,455    Series 1992C                        6.40       1/01/15       1,530
    1,620    Series 1994D                        6.40       7/01/17       1,710
    3,000    Series 1994H, Subseries H-2         6.55       1/01/17       3,216
            Housing Development Auth. MFH RB,
   55,000    Series 1982A b                      7.00      11/01/17       9,903
    2,630    Series 1991F                        7.10       5/01/13       2,789
    4,220   Isle of Wight County IDA RB,
             Series 1990                         7.38       1/01/10       4,467
            Loudoun County IDA Hospital RB,
    3,000    Series 1995 (CRE)4                  5.80       6/01/20       3,161
    8,000    Series 1995 (CRE)4                  5.80       6/01/26       8,441
    6,000   Metropolitan District of Columbia
             Airports Auth. RB                   5.38      10/01/23       6,080
    4,000   Norfolk Water RB, Series 1995
             (CRE)1                              5.88      11/01/20       4,279
    9,090   Peninsula Ports Auth. Health
             Systems RB, Series 1992A            6.25       7/01/21       9,526
   11,000   Peninsula Ports Auth. RB,
             Series 1992 (CRE)d                  7.38       6/01/20      12,176
    3,690   Pittsylvania County GO, Series
             1994                                6.00       7/01/14       3,977
    1,000   Portsmouth Redevelopment and
             Housing Auth. RB, Series 1997A      5.85      12/20/30       1,033
    2,500   Prince William County IDA
             Hospital RB, Series 1995            6.85      10/01/25       2,913
    4,000   Prince William County Service Auth.
             Water and Sewer RB, Series
              1997 (CRE)3                        4.75       7/01/29       3,723
    4,710   Resources Auth. Railway Transportation
             RB, Series 1990                     7.13      10/01/15       4,879
            Resources Auth. Sewer System RB,
    3,985    Series 1992A                        6.00       5/01/22       4,296
    1,000    Series 1998                         5.00       5/01/22         969
            Resources Auth. Water and Sewer RB,
    7,210    Series 1996A                        5.63       4/01/27       7,495
    1,620    Series 1997                         5.30      11/01/22       1,639
    2,200   Richmond Metropolitan Auth.
             Expressway RB, Series 1998
              (CRE)3,c                           5.25       7/15/22       2,277
    1,250   Roanoke County Educational
             Facility IDA RB, Series 1998        5.25       3/15/23       1,238
    4,250   Russell County IDA PCRB, Series G    7.70      11/01/07       4,631
    1,250   Spotsylvania County GO, Series 1994  6.88      12/01/14       1,439
            Upper Occoquan Sewage Auth. RB,
    7,000    Series 1995A (CRE)1                 5.15       7/01/20       7,136
    8,000    Series 1995A (CRE)1                 4.75       7/01/29       7,423
   11,820   Virginia Beach Development Auth.
             Hospital RB, Series 1991            6.30      11/01/21      12,726
    1,000   Virginia Beach Development Auth.
             Residential and Health Care
              Facility RB, Series 1997           6.15       7/01/27       1,015
   12,000   West Point IDA Solid Waste Disposal
             RB, Series 1994Bd                   6.25       3/01/19      12,934
    6,000   Williamsburg IDA RB, Series 1993d    5.75      10/01/22       6,124
    3,500   Winchester IDA RB, Series 1994
             (CRE)2                              6.75      10/01/19       3,912
            Guam (2.8%)
    1,000   Government Limited Obligation
             Infrastructure Improvement RB,
             Series 1989A (CRE)                  7.10      11/15/09       1,071
    8,050   Power Auth. RB, Series 1992A         6.30      10/01/22       8,563
            Puerto Rico (11.5%)
            Electric Power Auth. RB,
    7,700    Series 1995Z                        5.25       7/01/21       7,648
    7,025    Series X                            5.50       7/01/25       7,134
            Highway and Transportation Auth. RB,
    5,000    Series 1993X                        5.00       7/01/22       4,843
    8,600    Series 1996Y                        5.50       7/01/26       8,809
            Public Improvement GO,
    3,800    Series 1998b                        4.95       7/01/17       1,438
    5,000    Series 1998b                        4.95       7/01/18       1,800
    9,000    Series 1998                         4.50       7/01/23       8,119
                                                                       --------
            Total fixed rate instruments (cost: $320,087)               340,369
                                                                       --------


                        VARIABLE RATE DEMAND NOTES (1.0%)
            Virginia
            Henrico County IDA RB,
      100    Series 1986C (CRE)                  3.75       7/15/16         100
    3,185    Series 1994 (CRE)                   4.00       5/01/24       3,185
                                                                      ---------
            Total variable rate demand notes (cost: $3,285)               3,285
                                                                      ---------
            Total investments (cost: $323,372)                        $ 343,654
                                                                      =========




                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------

            Hospitals                                     24.2%
            Water/Sewer  Utilities - Municipal            14.4
            Nursing/Continuing  Care Centers               7.3
            Electric/Gas  Utilities - Municipal            6.8
            Single-Family Housing                          6.5
            Education                                      6.2
            General   Obligations                          5.5
            Airport/Port                                   5.3
            Paper & Forest Products                        5.2
            Multi-Family  Housing                          4.6
            Special Assessment/Tax/Fee                     3.9
            Escrowed  Bonds                                2.9
            Broadcasting - Radio & TV                      1.5
            Miscellaneous                                  1.4
            Electric Utilities                             1.3
            Containers - Paper                             1.3
            Toll Roads                                      .7
            Sales Tax                                       .3
                                                         -----
            Total                                        99.3%
                                                         =====






USAA VIRGINIA MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES
(IN THOUSANDS)
March 31, 1998



  Principal                                                 Coupon       Final
   Amount         Security                                   Rate      Maturity      Value
-------------------------------------------------------------------------------------------
                  VARIABLE RATE DEMAND NOTES (70.5%)
            Virginia
  $ 5,893   Alexandria IDA RB, Series 1989 (CRE)             4.10%      1/01/09   $   5,893
    5,650   Arlington Public Improvement RB (CRE)            3.70       8/01/17       5,650
    6,300   Bedford County IDA RB,
             Series 1993 (CRE)                               4.50      10/01/04       6,300
    8,750   Chesterfield County IDA PCRB, Series 1993        3.85       8/01/09       8,750
    5,600   Chesterfield County IDA RB,
             Series 1989 (CRE)                               3.75       2/01/03       5,600
    5,450   Culpeper IDA RB, Series 1997 (CRE)               3.75       1/01/08       5,450
    2,495   Fauquier County IDA RB,
             Series 1994 (CRE)                               3.70      12/01/14       2,495
    1,860   Hampton Redevelopment and
             Housing Auth. RB, Series 1996A (CRE)            3.65       6/15/26       1,860
            Henrico County IDA RB,
    3,965    Series 1986C (CRE)                              3.75       7/15/16       3,965
    1,020    Series 1994 (CRE)                               4.00       5/01/24       1,020
    5,680   Housing Development Auth. RB,
             Series 1987A (CRE)                              4.10       9/01/17       5,680
   14,080   Loudoun County IDA Residential
             Care Facility RB, Series 1994B (CRE)            4.30      11/01/24      14,080
    1,600   Newport News Redevelopment and
             Housing Auth. MFH RB,
             Series 1984 (CRE)                               3.75      11/01/06       1,600
            Prince William County IDA RB,
    5,600    Series 1988 (CRE)                               3.79       6/30/04       5,600
    1,031    Series 1989D (CRE)                              3.70      10/01/00       1,031
      522   Richmond IDA RB, Series 1989A (CRE)              3.70       6/01/02         522
            Richmond Redevelopment and
             Housing Auth. RB,
    2,000    Series 1995 (CRE)                               3.75       4/01/29       2,000
    1,400    Series 1995A (CRE)                              3.75      12/01/25       1,400
    5,475   Roanoke IDA RB, Series 1994                      3.85      12/01/13       5,475
    1,940   Rockingham County IDA RB,
             Series 1983A                                    3.90      10/01/20       1,940
                                                                                  ---------
            Total variable rate demand notes (cost: $86,311)                         86,311
                                                                                  ---------

                                PUT BONDS (21.8%)
            Virginia
    3,100   Chesterfield County IDA PCRB,
             Series 1985                                     3.85      10/01/09       3,100
    4,200   Fairfax County Hospital IDA RB,
             Series 1993B                                    3.40       8/15/25       4,200
    4,800   Hampton IDA Hospital Facilities RB,
             Series 1997B                                    3.65      11/01/11       4,800
    5,000   Housing Development Auth.
             Commonwealth Mortgage RB,
             Series 1997C                                    3.80       7/01/17       5,000
    2,000   Peninsula Ports Auth. RB,
             Series 1987A (CRE)                              3.40       7/01/16       2,000
            Prince William County IDA RB,
    1,000    Series 1986                                     3.85       8/01/16       1,000
    1,810    Series 1992 (CRE)                               3.65       9/01/07       1,810
    3,445   Richmond IDA RB, Series 1987A (CRE)              3.65       8/15/15       3,445
    1,400   York County IDA PCRB, Series 1985                3.85       7/01/09       1,400
                                                                                  ---------
            Total put bonds (cost: $26,755)                                          26,755
                                                                                  ---------

                          FIXED RATE INSTRUMENTS (6.8%)
            Virginia
    4,375   Commonwealth GO, Series 1996                     5.38       6/01/98       4,387
    1,000   Newport News Improvement Refunding
             GO, Series 1988a                                7.15      10/15/05       1,034
      650   Norfolk IDA RB, Series 1997 (CRE)1               3.85       8/15/98         650
      265   Peninsula Ports Auth. RB,
             Series 1997 (CRE)1                              3.85       8/15/98         265
    2,000   Public Building Auth. RB, Series 1988Aa          7.00       8/01/00       2,059
                                                                                  ---------
            Total fixed rate instruments (cost: $8,395)                               8,395
                                                                                  ---------
            Total investments (cost: $121,461)                                    $ 121,461
                                                                                  =========



                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------

            Nursing/Continuing   Care  Centers                  12.3%
            Manufacturing -  Diversified Industries             11.7
            Community Service                                   10.4
            Single-Family Housing                                8.7
            Hospitals                                            8.1
            Paper & Forest Products                              5.1
            Buildings                                            4.6
            Aerospace/Defense                                    4.6
            Electric Utilities                                   4.5
            Machinery - Diversified                              4.5
            Multi-Family Housing                                 4.5
            General Obligations                                  3.6
            Electric/Gas  Utilities - Municipal                  3.2
            Real Estate Investment Trusts                        2.8
            Escrowed  Bonds                                      2.5
            Retail - General Merchandising                       2.0
            Airport/Port                                         1.6
            Drugs                                                1.6
            Retail - Food                                        1.5
            Education                                            1.3
                                                              ------
            Total                                              99.1%
                                                              ======




NOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

March 31, 1998



GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

SPECIFIC NOTES
(a) Prerefunded to various dates prior to maturity at the call price.

(b) Zero Coupon security. Rate represents the effective yield at date of purchase.

(c) At March 31, 1998, the cost of securities purchased on a delayed delivery basis for the USAA Virginia Bond Fund were $2.3 million.

(d) At March 31, 1998, these securities were segregated to cover delayed delivery purchases.

See accompanying notes to financial statements.




STATEMENTS OF OPERATIONS
(IN THOUSANDS)
Year ended March 31, 1998
                                                                        USAA
                                                          USAA        Virginia
                                                        Virginia    Money Market
                                                        Bond Fund       Fund
                                                        ------------------------
Net investment income:
   Interest income                                       $18,840      $ 4,394
                                                         -------      -------
   Expenses:
      Management fees                                      1,063          388
      Transfer agent's fees                                  200          105
      Custodian's fees                                        76           53
      Postage                                                 16           12
      Shareholder reporting fees                               5            6
      Directors' fees                                          4            4
      Registration fees                                        5            2
      Professional fees                                       20           18
      Other                                                   11            6
                                                         -------      -------
         Total expenses before reimbursement               1,400          594
      Expenses reimbursed                                   -             (14)
                                                         -------      -------
         Total expenses after reimbursement                1,400          580
                                                         -------      -------
            Net investment income                         17,440        3,814
                                                         -------      -------
Net realized and unrealized gain on investments:
      Net realized gain                                    1,317        -
      Change in net unrealized appreciation/
        depreciation                                      14,275        -
                                                         -------      -------
            Net realized and unrealized gain              15,592        -
                                                         -------      -------
Increase in net assets resulting from operations         $33,032      $ 3,814
                                                         =======      =======

See accompanying notes to financial statements.





STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)
Years ended March 31,



                                                        USAA                  USAA
                                                      Virginia              Virginia
                                                      Bond Fund         Money Market Fund
                                                 ----------------------------------------
                                                    1998      1997        1998      1997
                                                 ----------------------------------------
From operations:
   Net investment income                          $ 17,440  $  16,003  $  3,814  $  3,397
   Net realized gain on investments                  1,317      2,565     -         -
   Change in net unrealized appreciation/
      depreciation of investments                   14,275     (3,090)    -         -
                                                  --------  ---------  ---------  -------
      Increase in net assets resulting from
         operations                                 33,032     15,478      3,814    3,397
                                                  --------  ---------  ---------  -------
Distributions to shareholders from:
   Net investment income                           (17,440)   (16,003)    (3,814)  (3,397)
                                                  --------  ---------  ---------  -------
From capital share transactions:
   Proceeds from shares sold                        54,125     46,723   101,022    84,841
   Dividend reinvestments                           12,932     11,994     3,591     3,195
   Cost of shares redeemed                         (29,317)   (32,389)  (95,434)  (85,014)
                                                  --------  ---------  --------   -------
      Increase in net assets from
         capital share transactions                 37,740     26,328     9,179     3,022
                                                  --------  ---------  --------   -------
Net increase in net assets                          53,332     25,803     9,179     3,022
Net assets:
   Beginning of period                             292,914    267,111   113,330   110,308
                                                  --------  ---------  --------  --------
   End of period                                  $346,246  $ 292,914  $122,509  $113,330
                                                  ========  =========  ========  ========
Change in shares outstanding:
   Shares sold                                       4,772      4,251   101,022    84,841
   Shares issued for dividends reinvested            1,140      1,091     3,591     3,195
   Shares redeemed                                  (2,597)    (2,955)  (95,434)  (85,014)
                                                  --------  ---------  --------  --------
      Increase in shares outstanding                 3,315      2,387     9,179     3,022
                                                  ========  =========  ========  ========


See accompanying notes to financial statements.





NOTES TO FINANCIAL STATEMENTS

March 31, 1998



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the USAA Virginia Bond Fund and USAA Virginia Money Market Fund (the Funds). The Funds have a common objective of providing Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes. The USAA Virginia Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA Virginia Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, all securities in the USAA Virginia Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in Virginia municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, each Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of its total assets at NationsBank's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the year ended March 31, 1998.



(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At March 31, 1998, the USAA Virginia Bond Fund had capital loss carryovers for federal income tax purposes of approximately $285 thousand which, if not offset by subsequent capital gains will expire in 2003. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

The Funds completed their fiscal year on March 31, 1998. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year as to what portion of its earnings was exempt from federal taxation and dividend distributions which represent long-term capital gains. The net investment income earned and distributed by each of the Funds was 100% tax exempt for federal and Virginia state income tax purposes. There were no long-term capital gain distributions for the year ended March 31, 1998.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities for the year ended March 31, 1998 were as follows:

                           USAA Virginia       USAA Virginia
                             Bond Fund       Money Market Fund
                              ($000)              ($000)
                           -----------------------------------
Purchases                    $82,699             $225,316
Sales/maturities             $44,654             $212,565

For  the  USAA  Virginia  Bond  Fund,   cost  of  purchases  and  proceeds  from
sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at March 31, 1998 was as follows:

                           Appreciation        Depreciation           Net
                              ($000)              ($000)            ($000)
                           -----------------------------------------------
USAA Virginia Bond Fund      $20,492           $    210            $20,282

(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Funds and the management of the Funds' portfolios are carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its annual average net assets through August 1, 1999.


B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.



NOTES TO FINANCIAL STATEMENTS (Continued)
USAA VIRGINIA BOND FUND


March 31, 1998


(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:


                                              Year Ended March 31,
                             -------------------------------------------------------
                                1998       1997       1996        1995       1994
                             -------------------------------------------------------
Net asset value at
   beginning of period       $  10.92   $  10.93    $  10.76    $  10.71   $  11.16
Net investment income             .62        .63         .63         .62        .62
Net realized and
   unrealized gain (loss)         .57       (.01)        .17         .05       (.30)
Distributions from net
   investment income             (.62)      (.63)       (.63)       (.62)      (.62)
Distributions of realized
   capital gains                  -          -           -           -         (.15)
                             --------   --------    --------    --------   --------
Net asset value at
   end of period             $  11.49   $  10.92    $  10.93    $  10.76   $  10.71
                             ========   ========    ========    ========   ========
Total return(%)*                11.13       5.82        7.57        6.61       2.69
Net assets at end
   of period (000)           $346,246   $292,914    $267,111    $238,920   $235,901
Ratio of expenses to
   average net assets %)          .44        .46         .48         .50        .49
Ratio of net investment
   income to average
   net assets(%)                 5.48       5.76        5.74        5.95       5.44
Portfolio turnover(%)           14.24      26.84       27.20       27.77      92.17



*Assumes reinvestment of all dividend income and capital gains distribution during the period.


NOTES TO FINANCIAL STATEMENTS (Continued)
USAA VIRGINIA MONEY MARKET FUND

March 31, 1998


(7) FINANCIAL HIGHLIGHTS (Continued)
Per share operating performance for a share outstanding throughout each period is as follows:



                                             Year Ended March 31,
                             ------------------------------------------------------
                               1998       1997       1996        1995       1994

                             ------------------------------------------------------
Net asset value at
   beginning of period       $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
Net investment income             .03        .03         .03         .03        .02
Distributions from net
   investment income             (.03)      (.03)       (.03)       (.03)      (.02)
                             --------   --------    --------    --------   --------
Net asset value at
   end of period             $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
                             ========   ========    ========    ========   ========
Total return(%)*                 3.34       3.14        3.42        2.91       2.14
Net assets at end
   of period (000)           $122,509   $113,330    $110,308    $ 98,049   $ 92,570
Ratio of expenses to
   average net assets(%)          .50        .50         .50         .50        .50
Ratio of expenses to
   average net assets
   excluding
   reimbursements(%)              .51        .53         .55         .56        .61
Ratio of net investment
   income to average
   net assets(%)                 3.29       3.10        3.36        2.88       2.12


  *Assumes reinvestment of all dividend income distributions during the period.




                                    Directors
                     Robert G. Davis, Chairman of the Board
           Michael J.C. Roth, President and Vice Chairman of the Board
                      John W. Saunders, Jr., Vice President
                               Barbara B. Dreeben
                             Howard L. Freeman, Jr.
                                 Robert L. Mason
                                Richard A. Zucker

                 Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288


                                 Transfer Agent
                        USAA Shareholder Account Services
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

                                    Custodian
                       State Street Bank and Trust Company
                                  P.O. Box 1713
                           Boston, Massachusetts 02105

                                  Legal Counsel
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109

                              Independent Auditors
                              KPMG Peat Marwick LLP
                           112 East Pecan, Suite 2400
                            San Antonio, Texas 78205




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